Exhibit 99.26

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 February, 2001
           Series 2000-13, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of October 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %                8.515439
                                                      ------------------------
     Weighted average maturity                                         327.21
                                                      ------------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                              Principal
           Principal Per   Prepayments Per   Interest Per
    Class   Certificate      Certificate      Certificate   Payout Rate
    -----   -----------      -----------      -----------   -----------
     IPO   $   1.62657417  $    0.68872505  $  0.00000000   %0.00000000
     IIPO  $   3.78329684  $    0.00000000  $  0.00000000   %0.00000000
     A1    $  78.58746857  $   77.84046912  $  5.62650887   %7.50000000
     A2    $   0.00000000  $    0.00000000  $  6.36792154   %7.50000011
     A3    $   0.00000000  $    0.00000000  $  6.36792182   %7.50000043
     A5    $   0.00000000  $    0.00000000  $  6.00000000   %7.20000000
     A4    $   0.00000000  $    0.00000000  $  0.05000000   %0.06000000
     A6    $   0.00000000  $    0.00000000  $  5.54166667   %6.65000000
     A7    $   0.00000000  $    0.00000000  $  1.95833333   %2.35000000
     A8    $   0.00000000  $    0.00000000  $  6.25000000   %7.50000000
     IIA   $  31.46604287  $   28.46541824  $  5.80897779   %7.25000010
     IS    $   0.00000000  $    0.00000000  $  0.65108929   %0.84281805
     IIS   $   0.00000000  $    0.00000000  $  0.63881036   %0.79319657
     IR    $   0.00000000  $    0.00000000  $  0.00000000   %0.00000000
     IRL   $   0.00000000  $    0.00000000  $  0.00000000   %0.00000000
     M     $   0.94048734  $    0.94048734  $  6.20433816   %7.46634090
     B1    $   0.94048799  $    0.94048799  $  6.20433684   %7.46633931
     B2    $   0.94048723  $    0.94048723  $  6.20433775   %7.46634041
     B3    $   0.94048632  $    0.94048632  $  6.20434043   %7.46634362
     B4    $   0.94048511  $    0.94048511  $  6.20434043   %7.46634360
     B5    $   0.94048788  $    0.94048788  $  6.20433498   %7.46633709

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
        1.
                         Accrual Amount
    Class
     A2                $       29,324.89
     A3                $       70,047.14

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       99,713.98
                                                                 ---------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:          $  413,954,293.22
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:               1,452
                                                                 ---------------
        3.
     Beginning Aggregate Class  Ending Aggregate         Ending
       Certificate Principal   Class Certificate   Single Certificate
Class         Balance          Principal Balance         Balance         Cusip
-----         -------          -----------------         -------         -----
IPO  $              611,768.77 $       610,770.59  $           995.28  GE0013IPO
IIPO $              497,724.26 $       495,811.96  $           980.92  G0013IIPO
A1   $          263,017,233.55 $   240,056,882.96  $           821.65  36157NMN1
A2   $            4,691,982.33 $     4,721,307.22  $         1,025.24  36157NMP6
A3   $           11,207,541.75 $    11,277,588.88  $         1,025.24  36157NMQ4
A5   $           34,500,000.00 $    34,500,000.00  $         1,000.00  36157NMS0
A4   $           34,500,000.00 $    34,500,000.00  $         1,000.00  36157NMR2
A6   $            5,520,000.00 $     5,520,000.00  $         1,000.00  36157NMT8
A7   $            5,520,000.00 $     5,520,000.00  $         1,000.00  36157NMU5
A8   $           40,630,000.00 $    40,630,000.00  $         1,000.00  36157NMV3
IIA  $           58,145,731.08 $    56,242,826.47  $           930.02  36157NMY7
IS   $          366,480,465.07 $   343,625,405.83  $           869.21  GEC0013IS
IIS  $           53,892,381.38 $    52,004,055.72  $           932.57  GE0013IIS
IR   $                    0.00 $             0.00  $             0.00  36157NMW1
IRL  $                    0.00 $             0.00  $             0.00  36157NMX9
M    $            9,371,396.91 $     9,362,558.21  $           996.23  36157NMZ4
B1   $            3,984,688.45 $     3,980,930.26  $           996.23  36157NNA8
B2   $            2,108,015.86 $     2,106,027.67  $           996.23  36157NNB6
B3   $            1,640,343.47 $     1,638,796.37  $           996.23  36157NND2
B4   $            1,171,673.91 $     1,170,568.83  $           996.23  36157NNE0
B5   $            1,641,772.11 $     1,640,223.66  $           996.23  36157NNF7

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number              14       Principal Balance   $    3,699,096.31
                                 --------                          -------------
        2.   60-89 days
             Number              5        Principal Balance   $    1,049,504.53
                                 --------                          -------------
        3.   90 days or more
             Number              3        Principal Balance   $    1,488,911.86
                                 --------                          -------------
        4.   In Foreclosure
             Number              1        Principal Balance   $      126,732.33
                                 --------                          -------------
        5.   Real Estate Owned
             Number              0        Principal Balance   $            0.00
                                 --------                          -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

        7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                       Certificate Interest
                  Class                       Rates
                   A6              %              6.65000000
                   A7              %              2.35000000
                    M              %              7.46634090
                   B1              %              7.46633931
                   B2              %              7.46634041
                   B3              %              7.46634362
                   B4              %              7.46634360
                   B5              %              7.46633709

E.      Other Information:

        1.    Special Hazard Loss Amount:                     $    9,399,732.38
                                                                 ---------------

        2.    Bankruptcy Loss Amount:                         $      362,948.00
                                                                 ---------------

        3.    Fraud Loss Amount:                              $    9,399,732.38
                                                                 ---------------

        4.    Certificate Interest Rate of the Class S Certificate:%0.00000000
                                                                    -----------

G.
                                           Rounding Amount
            Opening       Reimbursement      (Withdrawl)          Closing
Class       Balance           Amount                              Balance
-----       -------           ------       ---------------        -------
A5       $      999.99  $         0.00  $              0.00   $        999.99